UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2023

EVENTIKO INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-239589	95-1535709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 Woodmont Ln NW, #2639 Atlanta, GA 30318
(Address of Principal Executive Offices)

404-549-4542

Registrant’s telephone number, including area code

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.01 Changes in Control of Registrant.

Effective July 11, 2023, Miklos Pal Auer, the previous majority shareholder of Eventiko, Inc. (the “Company”), entered into a stock purchase agreement for the sale of 3,000,000 shares of Common Stock of the Company to Greentop International Holdings Limited, a company organzined under the laws of the Czech Republic.

As a result of the acquisition, Greentop International Holdings Limited holds approximately 72% of the issued and outstanding shares of Common Stock of the Company, and as such it is able to unilaterally control the election of our board of directors, all matters upon which shareholder approval is required and, ultimately, the direction of our Company.

Also effective July 11, 2023, the previous sole officer and director of the company, Miklos Pal Auer, resigned his positions with the Company. Upon such resignations, Wei Zhong was appointed as Chief Executive Officer, Treasurer and Secretary, and Director of the Company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(a).

The business background descriptions of the newly appointed officers and directors are as follows:

Officer and Director – Wei Zhong

Mr Wei previously served as department supervisor at Yuanyang Advertising Consultants Co. since November 2017. Prior to this, he served in Shengbangwu Media Services Co. Ltd, first as accounts executive, then as department manager from June 2010 to August 2017. Mr Wei was educated at Hefei Gongshang University where he was awarded a Bachelor’s degree in International Business and Finance.

Item 8.01 Other Events.

Change in Address of Company

On July 11, 2023, the Company’s location and the location of the Company’s books and records has changed from 54/27 Nawamin Rd., Nuanchan, Bueng Kum, Bangkok 10230, Thailand, to 1445 Woodmont Ln NW, #2639 Atlanta, GA 30318.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVENTIKO INC.

Date: July 17, 2023	By:	/s/ Wei Zhong
Name: Wei Zhong
Title: CEO